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                                                                EXHIBIT 10.T.(3)


 Amended Schedule to Form of Change in Control Agreement, dated as of March 27, 1996, by and among Inland Steel Industries,Inc. and the parties listed on the
                               Schedule thereto.


                                 Carl G. Lusted
                             Stephen E. Makarewicz
                              Gary J. Niederpruem